OPERATING LEASES (Tables)	12 Months Ended
Dec. 31, 2017
Leases [Abstract]
Schedule of Future Minimum Rental Payments for Operating Leases
The minimum future annual payments for all operating leases (with initial or remaining terms in excess of one year) during the next five years and thereafter, including pole rentals from January 1, 2018 through December 31, 2022, at rates now in force are as follows:

2018	$74,992
2019	72,142
2020	69,203
2021	63,735
2022	55,234
Thereafter	140,406